UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 27, 2000
                           DATE OF FILING OF FORM 8-K

                                FEBRUARY 18, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 1-11775

                             AVIATION SALES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                              65-0665658
(STATE OR OTHER JURISDICTION OF                                (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                               6905 NW 25TH STREET
                              MIAMI, FLORIDA 33122
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (305) 592-4055
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

UPDATE ON THE COMPANY'S OUTLOOK FOR ITS 1999 FINANCIAL RESULTS

         On March 20, 2000, Aviation Sales Company (the "Company") issued a press release updating the market on the Company"s outlook for its 1999 financial results. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

TERM LOAN NOTE

         On February 18, 2000, the Company's subsidiaries that are the Borrowers under the Company's existing senior credit facility executed a Term Loan Note in favor of Citicorp USA, Inc. in the face amount of $15.5 million ("Term Loan"). Repayment of the Term Loan was guaranteed by the Company and by substantially all of the other subsidiaries of the Company. The Term Loan bears interest at the rate of 12% per annum, is due on February 17, 2001 (the "Maturity Date") and is secured by a second lien upon the assets securing the Company's existing senior credit facility.

         In connection with the Term Loan, the Company issued a Common Stock Warrant Certificate ("Warrant") to Citicorp USA, Inc., a Delaware corporation ("Holder"), that grants to the Holder the right to acquire 129,000 shares of the Company's Common Stock, par value $.001 per share ("Warrant Shares"), exercisable in whole or in part at any time from February 18, 2000 until December 31, 2005 at an exercise price of $.001 per share ("Exercise Price"). If the Term Loan Note is not repaid in full, the Warrant entitles the Holder to require the Company, subsequent to July 31, 2000 and subject to a vesting schedule, to repurchase the Warrant or the Warrant Shares issued pursuant to the Warrant.

         The foregoing is a summary of certain information contained in the above-referenced documents. Reference is made to the more detailed information contained in such documents, which are attached to this Form 8-K as Exhibits
10.1 and 10.2.

AMENDMENT NO. 1 TO TROL FINANCING

         On February 18, 2000, the Company entered into an agreement amending its existing tax retention operating lease financing pursuant to the terms of an Amendment No. 1 to the Participation Agreement between the Company as Construction Agent and Lessee, First Security Bank, National Association, as Owner Trustee ("Trustee"), certain other banks and other lending institutions as the holders and lenders, and Bank of America, N.A., d/b/a NationsBank, N.A., successor to NationsBank, National Association, as Administrative Agent, dated as of February 18, 2000 ("Amendment No. 1 to TROL Financing"). Under the terms of Amendment No. 1 to TROL Financing, the amount of the total financing will be increased, in the aggregate, from $35,513,700 to $40,000,000 ("Initial Increase") and from $40,000,000 to $43,000,000 ("Second Increase"), subject to certain contingencies. The amount of the Trustee's obligations under the Amendment No. 1 to TROL Financing, which are guaranteed by the Company and substantially all of its subsidiaries, will increase from $31.2 million to $35.2 million in connection with the Initial Increase, and from $35.2 million to $37.8 million in connection with the Second Increase. In connection with the Initial Increase, the Company has increased the letter of credit in favor of the Trustee to $12 million.

         The foregoing is a summary of certain information contained in the above-referenced document. Reference is made to the more detailed information contained in such document, which is attached to this Form 8-K as Exhibit 10.3.

AMENDMENT TO THE COMPANY"S SENIOR CREDIT FACILITY

         On February 18, 2000, the Company entered into an agreement amending its existing senior credit facility pursuant to the terms of an Amendment No. 8 and Waiver to Third Amended and Restated Credit Agreement dated as of October 17, 1997 (the "Eighth Amendment to Credit Facility Agreement"). Under the terms of the Eighth Amendment to Credit Facility Agreement, the Company's existing credit facility was amended to permit the Term Loan and to make other changes to the Company"s amended credit facility.

         The foregoing is a summary of certain information contained in the above-referenced document. Reference is made to the more detailed information contained in such document, which is attached to this Form 8-K as Exhibit 10.4.

AMENDMENT TO RIGHTS AGREEMENT AND STANDSTILL AGREEMENT WITH LACY HARBER

         The Company has entered into a Standstill Agreement (the "Standstill Agreement") with LJH Corporation ("LJH"), which is wholly-owned by Mr. Lacy J. Harber of Dennison, Texas, and Mr. Harber, that limits for a period of five years the number of shares of common stock of the Company that Mr. Harber and LJH (together) are authorized to acquire. The Standstill Agreement permits Mr. Harber and LJH (together) to acquire up to 25% of the issued and outstanding shares of common stock of the Company. The Agreement permits Mr. Harber and LJH, together, to nominate one candidate (currently Roy T. Rimmer) for election to the Board of Directors of the Company as long as Mr. Harber and LJH together own at least 8% of the outstanding shares of common stock of the Company. Mr. Harber and LJH have also agreed that during the term of the Standstill Agreement they will not engage in certain activities without approval of a majority of the Company's disinterested board members.

         The Rights Agreement, dated as of November 1, 1999, between the Company and Continental Stock Transfer & Trust Company, as rights agent, relating to the Company's Stockholders' Rights Plan, has been amended consistent with the terms of the Standstill Agreement. This amendment will not trigger the exercise of any rights under the Rights Agreement and no rights will be distributed in connection therewith.

         The foregoing is a summary of certain information contained in the above-referenced documents. Reference is made to the more detailed information contained in such documents, which are attached to this Form 8-K as Exhibits
10.5 and 10.6.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

                 EXHIBIT NO.         DESCRIPTION
                 -----------         -----------
                     10.1            Term Loan Note, dated February 18, 2000

                     10.2            Common Stock Warrant Certificate

                     10.3 Amendment Agreement No. 1 for Participation Agreement between the Company as Construction Agent and Lessee, First Security Bank, National Association, as Owner Trustee, the Various Banks and other lending institutions as the holders and lenders, and NationsBank, National Association, as Administrative Agent, dated as of February 18, 2000

                     10.4 Amendment No. 8 and Waiver, dated February 18, 2000, to Third Amended and Restated Credit Agreement

                     10.5 Standstill Agreement between the Company, LJH Corporation and Lacy J. Harber

                     10.6            Amendment No. 1 to Rights Agreement

                     99.1            Press Release Issued by the Company on
                                     March  20, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       AVIATION SALES COMPANY

                                                       /s/ DALE S. BAKER
                                                       ------------------------
                                                       Dale S. Baker, President

Date: March 24, 2000

                                 EXHIBIT INDEX

EXHIBIT       DESCRIPTION
-------       -----------

  10.1        Term Loan Note, dated February 18, 2000

  10.2        Common Stock Warrant Certificate

  10.3 Amendment Agreement No. 1 for Participation Agreement between the Company as Construction Agent and Lessee, First Security Bank, National Association, as Owner Trustee, the Various Banks and other lending institutions as the holders and lenders, and NationsBank, National Association, as Administrative Agent, dated as of February 18, 2000

  10.4 Amendment No. 8 and Waiver, dated February 18, 2000, to Third Amended and Restated Credit Agreement

  10.5        Standstill Agreement between the Company, LJH Corporation and Lacy
              J. Harber

  10.6        Amendment No. 1 to Rights Agreement

  99.1        Press Release Issued by the Company on March 20, 2000